SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): October 1, 2019

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES CZN-1)

(Exact name of registrant as specified in its charter)

Delaware	001-16669	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL		10036
New York, NY		(Zip Code)
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
PPLUS Trust Series CZN-1	PIY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events
Item 8.01	Other events
99.1	Distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1 on October 1, 2019

The underlying securities issuer, Citizens Communications Company, is now known as Frontier Communications Co.

For information with respect to the underlying securities held by PreferredPLUS Trust Series CZN-1, please refer to Frontier Communications Co. (Commission file number 001-11001) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable

(c)	Exhibits.

99.1	Trustee’s report in respect of the October 1, 2019 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: October 3, 2019	By:	/s/ Mohammad N. Islam
		Name:	Mohammad N. Islam
		Title:	President

EXHIBIT INDEX

99.1       Trustee’s report in respect of the October 1, 2019 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.